UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2016

CareTrust REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36181	46-3999490
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

905 Calle Amanecer, Suite 300,
San Clemente, CA		92673
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 542-3130

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In its Current Report on Form 8-K filed May 13, 2016, CareTrust REIT, Inc. (the “Company”) announced that it and its operating partnership, CTR Partnership, L.P. (the “Operating Partnership”), had entered into an Equity Distribution Agreement, dated May 13, 2016 (the “Equity Distribution Agreement”), by and among the Company, the Operating Partnership and BMO Capital Markets Corp., Barclays Capital Inc., Canaccord Genuity Inc., KeyBanc Capital Markets Inc., Raymond James & Associates, Inc., and Wells Fargo Securities, LLC (collectively, the “Agents”) to sell shares of the Company’s common stock, $0.01 par value per share, having an aggregate offering price of up to $125,000,000 (the “Shares”), from time to time, through an “at-the-market” equity offering program.

On December 15, 2016, the Company and the Operating Partnership entered into the First Amendment to Equity Distribution Agreement (the “Amendment”), by and among the Company, the Operating Partnership and the Agents. Pursuant to the Amendment, certain “black-out periods” in which the Agents are not obligated to sell Shares have been modified, with such periods now commencing on the fourteenth day of the first month of any fiscal quarter and ending after the second full business day following the release of the Company’s earnings for the immediately preceding quarter. The Agents continue to not be obligated to sell Shares during any period in which the Company is in possession of material non-public information. The Amendment also revised the date by which certain certificates, opinions, comfort letters under the Equity Distribution Agreement must be delivered to the Agents in connection with the Company’s filing of Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and other specified events.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	First Amendment to Equity Distribution Agreement, dated December 15, 2016, to Equity Distribution Agreement, dated May 13, 2016, by and among CareTrust REIT, Inc., CTR Partnership, L.P. and BMO Capital Markets Corp., Barclays Capital Inc., Canaccord Genuity Inc., KeyBanc Capital Markets Inc., Raymond James & Associates, Inc., and Wells Fargo Securities, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2016	CARETRUST REIT, INC.

	By:	/s/ William M. Wagner
William M. Wagner
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

1.1	First Amendment to Equity Distribution Agreement, dated December 15, 2016, to Equity Distribution Agreement, dated May 13, 2016, by and among CareTrust REIT, Inc., CTR Partnership, L.P. and BMO Capital Markets Corp., Barclays Capital Inc., Canaccord Genuity Inc., KeyBanc Capital Markets Inc., Raymond James & Associates, Inc., and Wells Fargo Securities, LLC.